RECLAMATION AND REMEDIATION	12 Months Ended
Dec. 31, 2013
Asset Retirement Obligation Disclosure [Abstract]
RECLAMATION AND REMEDIATION
NOTE 5	RECLAMATION AND REMEDIATION

The Company’s mining and exploration activities are subject to various federal and state laws and regulations governing the protection of the environment. These laws and regulations are continually changing and are generally becoming more restrictive. The Company conducts its operations to protect public health and the environment and believes its operations are in compliance with applicable laws and regulations in all material respects. The Company has made, and expects to make in the future, expenditures to comply with such laws and regulations, but cannot predict the full amount of such future expenditures. Estimated future reclamation costs are based principally on legal and regulatory requirements.

The Company’s reclamation and remediation expenses consisted of:

	Years Ended December 31,
	2013	2012	2011
Reclamation	$11	$32	$61
Accretion - operating	61	55	50
Accretion - non-operating	9	9	9

	$81	$96	$120

Reclamation expense decreased in 2013, primarily due to a reduction in estimated water treatment operating costs at Mt. Leyshon, which was a former Normandy mining operation in Australia and a reduction in estimated waste rock reclamation costs at the Hope Bay project.

At December 31, 2013 and 2012, $1,432 and $1,341, respectively, were accrued for reclamation obligations relating to mineral properties. In addition, the Company is involved in several matters concerning environmental obligations associated with former, primarily historic, mining activities. Generally, these matters concern developing and implementing remediation plans at the various sites involved. At December 31, 2013 and 2012, $179 and $198, respectively, were accrued for such obligations. These amounts are also included in Reclamation and remediation liabilities.

The following is a reconciliation of Reclamation and remediation liabilities:

Balance January 1, 2012	$1,240
Additions, changes in estimates and other	308
Liabilities settled	(73)
Accretion expense	64

Balance December 31, 2012	1,539
Additions, changes in estimates and other	61
Liabilities settled	(59)
Accretion expense	70

Balance December 31, 2013	$1,611

Additions to the reclamation liability in 2013 of $61 include $48 for currently or recently producing properties due to a reduction in Boddington’s mine life as well as for an increase in water treatment costs at Yanacocha and $13 for historic mining operations primarily related to additional water management costs.

Additions to the reclamation liability in 2012 of $308 include $245 for currently or recently producing properties due mainly to increased water treatment costs at Yanacocha and $63 for historic mining operations primarily related to additional water management costs and assuming the United States government liability for Dawn with the receipt of $42 in a trust fund.

The current portion of Reclamation and remediation liabilities of $98 and $82 at December 31, 2013 and 2012, respectively, are included in Other current liabilities (see Note 25).

Included in Other long-term assets at December 31, 2013 and 2012 is $11 and $12, respectively, of restricted cash that is legally restricted for purposes of settling asset retirement obligations related to the Con mine in Yellowknife, NWT, Canada. In addition, included in Other long-term assets at December 31, 2013 and 2012 is $42 in a trust fund related to the Black Cloud Mine (Dawn Mining) in Washington State.

Included in Investments at December 31, 2013 and 2012 are $17 and $16 of long-term equity securities, respectively, which are legally pledged for purposes of settling asset retirement obligations related to the San Jose Reservoir in Yanacocha.